EXHIBIT 99.1

CIRCOR Reports Second-Quarter 2016 Financial Results

Burlington, MA - July 29, 2016 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the second quarter ended July 3, 2016.

Second-Quarter 2016 Highlights

•	Delivered revenue of $146 million

•	Achieved GAAP EPS of $0.23 and Adjusted EPS of $0.53

•	Aerospace & Defense orders of $47 million, up 56% versus prior year

•	Restructuring actions remain on track to deliver $15 million of savings in 2016

“CIRCOR delivered solid second-quarter financial results for both revenue and earnings,” said Scott Buckhout, President and Chief Executive Officer. “We achieved year-over-year sales growth in our engineered valves business and we are encouraged to see upstream short-cycle revenue stabilizing at current levels. The power market remains a bright spot globally and led to modest revenue growth in the quarter for our control valves business. In our Aerospace & Defense segment, we reported a 56% increase in orders, which we expect to drive top line growth in the second half of this year. Energy orders overall were down in the quarter due to a challenging oil and gas market and delayed project awards.”

“As we enter the second half of 2016, we remain focused on what we control. We are laying the foundation for long-term growth through careful investments in sales, marketing and engineering, while we continuously improve operations. We are executing well on our simplification and restructuring actions. Our California machining facility closure is complete and we expect to see the positive effect on our margins as the year progresses. Customer on time delivery averaged 91% in the quarter and we are starting to see better working capital performance,” added Buckhout.

“Finally, we remain committed to creating shareholder value through growth, margin expansion, strong cash flow, and disciplined capital deployment,” concluded Buckhout.

Third-Quarter 2016 Guidance
For the third quarter of 2016, the Company will provide its guidance during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, July 29, 2016, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share (diluted), adjusted operating income, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Six Months Ended
	July 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
Net revenues	$146,392	$166,906	$297,190	$332,766
Cost of revenues	99,961	116,112	205,526	229,323
GROSS PROFIT	46,431	50,794	91,664	103,443
Selling, general and administrative expenses	36,490	42,394	74,289	81,201
Special charges, net	4,594	3,310	6,533	4,821
OPERATING INCOME	5,347	5,090	10,842	17,421
Other expense (income):
Interest expense, net	605	805	1,236	1,446
Other income, net	(549)	(104)	(1,077)	(610)
TOTAL OTHER EXPENSE, NET	56	701	159	836
INCOME BEFORE INCOME TAXES	5,291	4,389	10,683	16,585
Provision for income taxes	1,478	2,517	2,998	5,800
NET INCOME	$3,813	$1,872	$7,685	$10,785
Earnings per common share:
Basic	$0.23	$0.11	$0.47	$0.63
Diluted	$0.23	$0.11	$0.46	$0.62
Weighted average number of common shares outstanding:
Basic	16,424	16,828	16,403	17,245
Diluted	16,595	16,900	16,538	17,306
Dividends paid per common share	$0.0375	$0.0375	$0.0750	$0.0750

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Six Months Ended
	July 3, 2016	July 5, 2015
OPERATING ACTIVITIES
Net income	$7,685	$10,785
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	6,476	7,150
Amortization	5,098	3,537
Bad debt (recovery) expense	(853)	1,469
Loss on write down of inventory	4,011	3,673
Compensation expense of share-based plans	2,909	4,122
Tax effect of share-based plan compensation	116	(287)
Loss on sale or write down of property, plant and equipment	3,116	377
Gain on sale of business	—	(972)
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	11,555	12,313
Inventories	13,281	(27,875)
Prepaid expenses and other assets	(3,480)	(8,484)
Accounts payable, accrued expenses and other liabilities	(32,161)	(14,174)
Net cash provided by (used in) operating activities	17,753	(8,366)
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(6,998)	(5,567)
Proceeds from the sale of property, plant and equipment	1,138	—
Proceeds from the sale of affiliate	—	2,759
Business acquisition, net of cash acquired	—	(79,983)
Net cash used in investing activities	(5,860)	(82,791)
FINANCING ACTIVITIES
Proceeds from long-term debt	65,939	202,380
Payments of long-term debt	(58,890)	(100,533)
Dividends paid	(1,249)	(1,308)
Proceeds from the exercise of stock options	180	70
Tax effect of share-based plan compensation	(116)	287
Purchases of common stock	—	(69,517)
Net cash provided by financing activities	5,864	31,379
Effect of exchange rate changes on cash and cash equivalents	672	(6,567)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,429	(66,345)
Cash and cash equivalents at beginning of period	54,541	121,372
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$72,970	$55,027

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	July 3, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$72,970	$54,541
Trade accounts receivable, less allowance for doubtful accounts of $7,811 and $8,290, respectively	115,327	125,628
Inventories	162,347	177,840
Prepaid expenses and other current assets	21,522	16,441
Total Current Assets	372,166	374,450
PROPERTY, PLANT AND EQUIPMENT, NET	81,973	87,029
OTHER ASSETS:
Goodwill	117,138	115,452
Intangibles, net	43,688	48,981
Deferred income taxes	36,328	36,799
Other assets	6,183	7,204
TOTAL ASSETS	$657,476	$669,915
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$45,987	$64,284
Accrued expenses and other current liabilities	39,945	52,878
Accrued compensation and benefits	19,121	18,424
Income taxes payable	9,174	6,585
Total Current Liabilities	114,227	142,171
LONG-TERM DEBT	97,600	90,500
DEFERRED INCOME TAXES	9,927	10,424
OTHER NON-CURRENT LIABILITIES	24,355	26,043
SHAREHOLDERS’ EQUITY:
Common stock	178	177
Additional paid-in capital	286,601	283,621
Retained earnings	264,375	257,939
Common treasury stock, at cost	(74,972)	(74,972)
Accumulated other comprehensive loss, net of tax	(64,815)	(65,988)
Total Shareholders’ Equity	411,367	400,777
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$657,476	$669,915

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Six Months Ended
	July 3, 2016	July 5, 2015	July 3, 2016	July 5, 2015
ORDERS (1)
Energy	$88.1	$111.4	$187.9	$254.5
Aerospace & Defense	47.2	30.3	84.1	69.5
Total orders	$135.3	$141.7	$272.0	$324.0

BACKLOG (2)	July 3, 2016	July 5, 2015
Energy	$142.1	$248.0
Aerospace & Defense	102.0	96.3
Total backlog	$244.1	$344.3

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET REVENUES
Energy	$127,586	$127,230	$122,905	$124,412	$502,133	$112,620	$110,678	$223,298
Aerospace & Defense	38,274	39,676	36,353	39,832	154,134	38,178	35,714	73,892
Total	$165,860	$166,906	$159,258	$164,243	$656,267	$150,798	$146,392	$297,190
OPERATING MARGIN
Energy	13.8%	13.4%	15.4%	13.4%	14.0%	12.6%	13.0%	12.8%
Aerospace & Defense	8.0%	8.8%	9.1%	10.4%	9.1%	9.3%	8.4%	8.9%
Segment operating margin	12.4%	12.3%	14.0%	12.7%	12.8%	11.8%	11.9%	11.8%
Corporate expenses	(3.6)%	(3.3)%	(3.8)%	(2.5)%	(3.3)%	(4.3)%	(3.7)%	(4.0)%
Adjusted operating margin	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%	8.1%	7.8%
Restructuring related inventory charges	—%	1.2%	4.0%	0.6%	1.4%	1.3%	0.1%	0.7%
Impairment charges	—%	—%	1.6%	—%	0.4%	—%	—%	—%
Special restructuring charges, net	0.9%	1.9%	0.2%	(0.2)%	0.7%	0.8%	2.2%	1.5%
Special acquisition amortization	—%	1.3%	1.6%	1.4%	1.0%	1.2%	1.3%	1.3%
Special other charges, net of recoveries	—%	0.1%	5.0%	1.0%	1.5%	0.5%	0.9%	0.7%
Brazil restatement impact	0.4%	1.5%	—%	—%	0.5%	—%	—%	—%
Total GAAP operating margin	7.4%	3.0%	(2.2)%	7.5%	4.0%	3.6%	3.7%	3.6%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
INCOME STATEMENT
Energy	$17,550	$17,008	$18,932	$16,724	$70,214	$14,186	$14,346	$28,532
Aerospace & Defense	3,045	3,494	3,298	4,146	13,982	3,562	3,011	6,573
Segment operating income	20,595	20,502	22,230	20,870	84,197	17,748	17,357	35,105
Corporate expenses	(6,034)	(5,477)	(6,078)	(4,122)	(21,710)	(6,488)	(5,431)	(11,919)
Adjusted operating income	14,561	15,025	16,152	16,748	62,487	11,260	11,926	23,186
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958	75	2,033
Impairment charges	—	—	2,502	—	2,502	—	—	—
Special restructuring charges, net	1,512	3,127	342	(347)	4,634	1,163	3,259	4,422
Special acquisition amortization	—	2,110	2,490	2,238	6,838	1,868	1,911	3,779
Special other charges, net of recoveries	(1)	183	7,935	1,603	9,720	776	1,334	2,110
Brazil restatement impact	719	2,509	—	—	3,228	—	—	—
Total GAAP operating income (loss)	12,331	5,090	(3,529)	12,281	26,174	5,495	5,347	10,842
INTEREST EXPENSE, NET	(640)	(805)	(828)	(570)	(2,844)	(631)	(605)	(1,236)
OTHER INCOME (EXPENSE), NET	506	104	587	(2,099)	(902)	528	549	1,077
PRETAX INCOME (LOSS)	12,197	4,389	(3,770)	9,612	22,428	5,392	5,291	10,683
PROVISION FOR INCOME TAXES	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)	(1,478)	(2,998)
EFFECTIVE TAX RATE	26.9%	57.3%	(114.3)%	25.6%	56.0%	28.2%	27.9%	28.1%
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$7,685
Weighted Average Common Shares Outstanding (Diluted)	17,712	16,900	16,485	16,555	16,913	16,481	16,595	16,538
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23	$0.23	$0.46

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME (LOSS)	(207)%	239%	(27)%	397%	169%	96%	214%	155%
FREE CASH FLOW	$(18,415)	$4,483	$2,169	$28,403	$16,640	$3,720	$8,174	$11,894
ADD:
Capital expenditures, net of sale proceeds	1,983	3,584	2,837	2,098	10,502	3,934	1,926	5,860
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	$(16,432)	$8,067	$5,006	$30,501	$27,142	$7,654	$10,100	$17,754
NET (CASH) DEBT	$(66,337)	$59,051	$57,277	$35,959	$35,959	$31,220	$24,630	$24,630
ADD:
Cash & cash equivalents	103,883	55,027	53,822	54,541	54,541	66,580	72,970	72,970
TOTAL DEBT	$37,546	$114,078	$111,099	$90,500	$90,500	$97,800	$97,600	$97,600
TOTAL SHAREHOLDERS' EQUITY	$462,384	$421,070	$407,979	$400,777	$400,777	$414,107	$411,367	$411,367

DEBT AS % OF EQUITY	8%	27%	27%	23%	23%	24%	24%	24%
NET DEBT AS % OF EQUITY	(14)%	14%	14%	9%	9%	8%	6%	6%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ADJUSTED NET INCOME	$10,564	$9,357	$10,635	$10,512	$41,068	$8,683	$8,781	$17,464
LESS:
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958	75	2,033
Impairment charges	—	—	2,502	—	2,502	—	—	—
Special restructuring charges, net	1,512	3,127	342	(347)	4,634	1,163	3,259	4,422
Special acquisition amortization	—	2,110	2,490	2,238	6,838	1,868	1,911	3,779
Special other charges, net of recoveries	(1)	183	7,935	1,603	9,720	776	1,334	2,110
Brazil restatement impact	719	2,509	—	—	3,228	—	—	—
Income tax impact	(579)	(2,449)	(968)	(1,112)	(5,108)	(954)	(1,611)	(2,565)
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$7,685

ADJUSTED EARNINGS PER SHARE (Diluted)	$0.60	$0.55	$0.64	$0.63	$2.43	$0.52	$0.53	$1.05
LESS:
Restructuring related inventory charges	—	0.12	0.39	0.06	0.57	0.12	—	0.12
Impairment charges	—	—	0.15	—	0.15	—	—	—
Special restructuring charges, net	0.09	0.19	0.02	(0.02)	0.28	0.07	0.20	0.27
Special acquisition amortization	—	0.12	0.15	0.14	0.41	0.11	0.12	0.23
Special other charges, net of recoveries	—	0.01	0.48	0.10	0.59	0.05	0.08	0.13
Brazil restatement impact	0.04	0.15	—	—	0.19	—	—	—
Income tax impact	(0.03)	(0.15)	(0.06)	(0.07)	(0.31)	(0.06)	(0.10)	(0.16)
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23	$0.23	$0.46

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ADJUSTED EBITDA	$19,299	$19,474	$20,980	$18,927	$78,681	$15,712	$16,346	$32,058
LESS:
Restructuring related inventory charges	—	(2,005)	(6,412)	(974)	(9,391)	(1,958)	(75)	(2,033)
Impairment charges	—	—	(2,502)	—	(2,502)	—	—	—
Special restructuring charges, net	(1,512)	(3,127)	(342)	347	(4,634)	(1,163)	(3,259)	(4,422)
Special other charges, net of recoveries	1	(183)	(7,935)	(1,603)	(9,720)	(776)	(1,334)	(2,110)
Brazil restatement impact	(719)	(2,509)	—	—	(3,228)	—	—	—
EBITDA	$17,068	$11,650	$3,789	$16,698	$49,206	$11,815	$11,678	$23,493
LESS:
Interest expense, net	(641)	(805)	(828)	(570)	(2,844)	(631)	(605)	(1,236)
Depreciation	(3,521)	(3,629)	(3,526)	(3,578)	(14,254)	(3,263)	(3,213)	(6,476)
Amortization	(710)	(2,827)	(3,205)	(2,939)	(9,681)	(2,529)	(2,569)	(5,098)
Provision for income taxes	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)	(1,478)	(2,998)
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$7,685

CIRCOR INTERNATIONAL, INC. SUPPLEMENTAL SEGMENT DATA (in thousands, except percentages) UNAUDITED

	2015										2016
	1ST QTR		2ND QTR		3RD QTR		4TH QTR		TOTAL		1ST QTR		2ND QTR		TOTAL
	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D
Adjusted operating margin	13.8%	8.0%	13.4%	8.8%	15.4%	9.1%	13.4%	10.4%	14.0%	9.1%	12.6%	9.3%	13.0%	8.4%	13.8%	8.0%
Restructuring related inventory charges	—%	—%	0.1%	4.7%	5.2%	—%	0.4%	1.2%	1.4%	1.5%	1.7%	0.1%	0.1%	—%	—%	—%
Impairment charges	—%	—%	—%	—%	2.0%	—%	—%	—%	0.5%	—%	—%	—%	—%	—%	—%	—%
Special restructuring charges, net	0.3%	3.1%	2.2%	0.8%	0.2%	0.2%	(0.3)%	0.1%	0.6%	1.0%	(0.2)%	3.8%	0.8%	6.6%	0.3%	3.1%
Special acquisition amortization	—%	—%	1.7%	—%	2.0%	—%	1.8%	—%	1.4%	—%	1.7%	—%	1.7%	—%	—%	—%
Special other charges, net of recoveries	0.4%	(2.6)%	0.2%	(0.2)%	6.5%	—%	0.7%	—%	1.9%	(0.7)%	0.7%	—%	1.2%	—%	0.4%	(2.6)%
Brazil restatement impact	0.6%	—%	2.0%	—%	—%	—%	—%	—%	0.6%	—%	—%	—%	—%	—%	0.6%	—%
GAAP operating margin	12.5%	7.5%	7.2%	3.5%	(0.6)%	8.9%	10.9%	9.1%	7.6%	7.2%	8.8%	5.5%	9.1%	1.8%	12.5%	7.5%

	2015										2016
	1ST QTR		2ND QTR		3RD QTR		4TH QTR		TOTAL		1ST QTR		2ND QTR		TOTAL
	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D
Adjusted operating income	$17,550	$3,045	$17,008	$3,494	$18,932	$3,298	$16,724	$4,146	$70,214	$13,982	$14,186	$3,562	$14,346	$3,011	$28,532	$6,573
Restructuring related inventory charges	—	—	153	1,852	6,412	—	508	466	7,073	2,318	1,919	39	74	—	1,993	39
Impairment charges	—	—	—	—	2,502	—	—	—	2,502	—	—	—	—	—	—	—
Special restructuring charges, net	343	1,169	2,818	309	279	63	(394)	47	3,046	1,588	(278)	1,441	900	2,359	622	3,800
Special acquisition amortization	—	—	2,110	—	2,490	—	2,238	—	6,838	—	1,868	—	1,911	—	3,779	—
Special other charges, net of recoveries	556	(977)	248	(65)	7,935	—	828	—	9,567	(1,042)	774	—	1,335	—	2,109	—
Brazil restatement impact	719	—	2,509	—	—	—	—	—	3,228	—	—	—	—	—	—	—
GAAP operating income	$15,932	$2,853	$9,170	$1,398	$(686)	$3,235	$13,544	$3,633	$37,960	$11,118	$9,903	$2,082	$10,126	$652	$20,029	$2,734